--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                               November 30, 2001

Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein

Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                               November 30, 2001
Dear Shareholder:

     We are pleased to present the audited consolidated annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") for the fiscal year ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the changes in the Trust's stock price and NAV:

--------------------------------------------------------------------------------
                               10/31/01   10/31/00   CHANGE     HIGH     LOW
--------------------------------------------------------------------------------
  STOCK PRICE                   $14.39    $11.9375    20.54%   $14.86   $11.875
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $16.05    $13.64      17.67%   $16.05   $13.63
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE      4.23%     5.75%    (26.43)%    5.86%    4.23%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve Board aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001 the Federal Reserve announced another interest rate cut, bringing the current Fed Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000 to a 2.42% yield on October 31, 2001, in reaction to the Federal Reserve cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000, to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does "not need the 30-year bond to meet [its] current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period, the LEHMAN MORTGAGE INDEX returned 13.08% versus 14.56% for the LEHMAN AGGREGATE INDEX. The annual period began with an increase in prepayments and a shift in monetary policy, which contributed to increasing levels of volatility in the market. The beginning of 2001 saw the steepest yield curve since 1996, and, as the Federal Reserve continued to lower short-term rates throughout the year, refinancing activity surged toward historical highs and pass-through issuance continued to be very strong. Going forward, with mortgage rates at multi-year lows, the supply of new mortgages should continue to be at historically high levels. However, as the vast majority of these mortgages will have been the result of refinancing transactions, the demand from mortgage investors reinvesting prepayments should also be very large. Given current market conditions, the mortgage-backed securities sector is benefiting from its combination of liquidity, credit quality, and yield pickup versus Treasuries.

     For the annual period, the LEHMAN U.S. CREDIT INDEX returned 15.80% versus 14.56% for the LEHMAN AGGREGATE INDEX. Although corporates were the worst performing investment grade sector in 2000 due to decreased earnings and signs of an economic slowdown, they experienced a significant rebound in the first half of 2001. Additionally, while higher quality credits outperformed lower quality in 2000, BBB rated corporate bonds outpaced higher quality issuers and long duration issues outperformed shorter issues in 2001. Corporate bonds benefited from lower interest rates, improved liquidity, and an increased investor appetite for risk. During the third quarter of 2001, the investment grade corporate universe significantly underperformed U.S. Treasuries, leaving the sector with only 0.98% of excess returns year-to-date. Most of this erosion of return occurred in September, which was the second worst month ever recorded as volatility rose and yields were adjusted wider versus U.S. Treasuries in reaction to weaker earnings announcements and increased concern over the economy following September 11. Reversing the trend during the second quarter, investors favored high credit quality and more defensive sectors during the third quarter. The deterioration in number of credit upgrades versus downgrades also continued as $200 billion of debt was downgraded after September 11. We remain cautious on the corporate bond market in the near term. An uncertain global economy, deteriorating corporate earnings and the retrenchments of consumer spending remain worrisome. We believe that fundamental credit factors will drive performance going forward and look to maintain a portfolio of names with strong balance sheets that will weather the challenging storms ahead.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     The following chart compares the Trust's asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                   OCTOBER 31, 2001  OCTOBER 31, 2000
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         22%               21%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                      22%               18%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities             18%               21%
--------------------------------------------------------------------------------
Corporate Bonds                                      15%               17%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                 6%                6%
--------------------------------------------------------------------------------
Municipal Bonds                                       6%                5%
--------------------------------------------------------------------------------
U.S. Gov't Securities                                 6%                3%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities             3%                6%
--------------------------------------------------------------------------------
Asset Backed Securities                               2%                3%
--------------------------------------------------------------------------------

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to adjust the Trust's monthly dividend to $0.0625 ($0.75 annualized) from $0.06875 ($0.825 annualized), effective with the March dividend payment. The Trust remains on schedule to achieve its primary investment objective of returning the initial offering price to shareholders on or about its planned termination date. Dividend adjustments are expected over the life of the Trust as the continual reinvestment of cash flows into shorter maturity securities over time results in less income available to be paid out in the form of dividend payments.

     The Trust continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009. At the beginning of the annual period, the Fannie Mae and Freddie Mac agencies made moves to positively restructure their debt, which caused agency spreads to tighten. Agency debt also benefited from the prospect of aggressive Federal Reserve easing and the high quality nature of their debt as the market has become increasingly concerned over credit risk. As the market became more volatile, we reduced our allocations in interest-only mortgage-backed securities, principal-only mortgage-backed securities and corporate securities, and doubled our allocation in U.S. Government securities.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions that were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Michael P. Lustig

Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                BCT
--------------------------------------------------------------------------------
  Initial Offering Date:                                       June 17, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                               $14.39
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/01:                                   $16.05
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/01 ($14.39)(1):            5.21%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                        $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                     $ 0.7500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
          PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED) (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--125.9%
                 MORTGAGE PASS-THROUGHS--0.5%
         $  249  Federal National Mortgage Association,
                     6.50%, 7/01/29 ...............................  $   256,737

                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--27.4%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
          2,168+   Series 1510, Class 1510-G, 5/15/13 .............    2,386,404
            400    Series 1534, Class 1534-IG, 2/15/10 ............      395,124
            600    Series 1601, Class 1601-SD, 10/15/08 ...........      609,000
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
            423    Trust 1992-43, Class 43-E, 4/25/22 .............      452,191
          1,000+   Trust 1993-49, Class 49-H, 4/25/13 .............    1,094,150
            141    Trust 1993-69, Class 69-Z, 1/25/22 .............      143,922
          3,053+   Trust 1993-79, Class 79-PK, 4/25/22 ............    3,242,273
          3,146+   Trust 1993-87, Class 87-J, 4/25/22 .............    3,267,247
            692    Trust 1993-214, Class 214-SK, 12/25/08 .........      746,336
            643    Trust 1994-13, Class 13-SJ, 2/25/09 ............      671,654
                                                                     -----------
                                                                      13,008,301
                                                                     -----------
                 INVERSE FLOATING RATE
                 MORTGAGES--27.9%
  AAA       462  Citicorp Mortgage Securities, Inc.,
                   Series 1993-14, Class A-4, 11/25/23 ............      480,716
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
            336    Series 1425, Class 1425-SB, 12/15/07 ...........      376,434
            333    Series 1506, Class 1506-S, 5/15/08 .............      374,230
            568    Series 1515, Class 1515-S, 5/15/08 .............      602,138
            287    Series 1580, Class 1580-SD, 9/15/08 ............      292,780
            524    Series 1618, Class 1618-SA, 11/15/08 ...........      533,369
          1,025    Series 1626, Class 1626-SA, 12/15/08 ...........      947,449
            148    Series 1637, Class 1637-LE, 12/15/23 ...........      147,385
            500    Series 1688, Class 1688-S, 12/15/13 ............      505,000
            316    Series 2088, Class 2088-SC, 6/15/15 ............      320,325
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             32    Trust 1992-174, Class 174-S, 9/25/22 ...........       73,419
            771    Trust 1992-190, Class 190-S, 11/25/07 ..........      946,878
          1,000    Trust 1993-156, Class 156-SE, 10/25/19 .........    1,035,710
            500    Trust 1993-167, Class 167-SL, 1/25/22 ..........      507,500
            605    Trust 1993-173, Class 173-SA, 9/25/08 ..........      574,588
            589    Trust 1993-191, Class 191-SD, 10/25/08 .........      608,742
            600    Trust 1993-197, Class 197-SB, 10/25/08 .........      630,372
            412    Trust 1993-202, Class 202-VB, 11/25/23 .........      441,195
            586    Trust 1993-209, Class 209-SG, 8/25/08 ..........      586,191
            498    Trust 1993-214, Class 214-SH, 12/25/08 .........      504,615
              2    Trust 1994-37, Class 37-SC, 3/25/24 ............        1,906
  Aaa       600  PaineWebber Mortgage Acceptance Corp.,
                   Series 1994-6, Class A-9, 4/25/09 ..............      598,500
                 Residential Funding Mortgage Securities, Inc.,
  AAA     1,028    Series 1993-S23, Class A-12, 6/25/08 ...........    1,059,181
  AAA     1,062    Series 1993-S23, Class A-16, 6/25/08 ...........    1,107,892
                                                                     -----------
                                                                      13,256,515
                                                                     -----------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED) (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 Interest Only Mortgage-Backed
                   Securities--23.1%
       $25,000   Chase Mortgage Finance Corp.,
                   Series 1999-S4, Class A-14, 4/25/29 ............  $    93,750
        21,913   Credit Suisse First Boston Mortgage
                   Securities Corp.,
                   Series 1998-1, Class A-7, 9/25/28 ..............       27,391
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
              6    Series 65, Class 65-I, 8/15/20 .................      133,387
              2    Series 141, Class 141-H, 5/15/21 ...............       30,037
          3,288    Series 194, Class 194-IO, 4/01/28 ..............      597,980
              8    Series 1114, Class 1114-J, 7/15/06 .............       96,212
              9    Series 1285, Class 1285-M, 5/15/07 .............       76,160
          1,334    Series 1353, Class 1353-S, 8/15/07 .............       82,093
          2,141    Series 1645, Class 1645-IB, 9/15/08 ............      247,899
            620    Series 1747, Class 1747-I, 6/15/23 .............       18,371
          2,085    Series 1900, Class 1900-SV, 8/15/08 ............      402,593
          2,729    Series 1995, Class 1995-SB, 10/15/27 ...........          109
          1,892    Series 2039, Class 2039-PI, 2/15/12 ............      146,066
            600    Series 2049, Class 2049-LC, 10/15/23 ...........       59,625
            566    Series 2061, Class 2061-JR, 9/20/22 ............       42,597
          2,266    Series 2063, Class 2063-PU, 10/15/26 ...........      562,971
          2,086    Series 2075, Class 2075-IB, 12/15/21 ...........      122,541
         11,109    Series 2081, Class 2081-S, 5/15/25 .............      735,976
          1,933    Series 2140, Class 2140-UK, 9/15/11 ............      169,112
          3,055    Series 2306, Class 2306-PM, 5/15/26 ............      515,517
          6,909    Series 2376, Class 2376-MI, 11/15/16 ...........      824,773
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
              2    Trust G-21, Class 21-L, 7/25/21 ................       39,170
            119    Trust G93-25, Class 25-J, 12/25/19 .............      217,904
              6    Trust 1991-72, Class 72-H, 7/25/06 .............       91,465
             51    Trust 1992-51, Class 51-K, 4/25/07 .............      821,258
             18    Trust 1993-8, Class 8-HA, 1/25/08 ..............      415,530
             30    Trust 1993-49, Class 49-L, 4/25/13 .............      339,000
          1,507    Trust 1993-138, Class 138-JK, 5/25/19 ..........       42,373
          5,405    Trust 1993-191, Class 191-S, 10/25/07 ..........        9,290
            967    Trust 1993-194, Class 194-PV, 6/25/08 ..........      106,043
          6,161    Trust 1993-208, Class 208-S, 2/25/23 ...........      423,550
          1,203    Trust 1993-223, Class 223-PT, 10/25/23 .........      130,874
            555    Trust 1994-39, Class 39-PE, 1/25/23 ............       57,424
          1,600    Trust 1994-42, Class 42-SO, 3/25/23 ............      133,256
          1,500    Trust 1996-20, Class 20-SB, 10/25/08 ...........      262,031
          1,451    Trust 1996-20, Class 20-SL, 9/25/08 ............      253,472
         32,062    Trust 1997-81, Class 81-SD, 12/18/27 ...........       15,029
          1,500    Trust 1997-90, Class 90-M, 1/25/28 .............      415,875
          1,223    Trust 1998-30, Class 30-QG, 12/18/25 ...........      209,814
          1,466    Trust 1998-43, Class 43-YI, 7/18/28 ............       72,392
          3,206    Trust 2001-9, Class 9-IB, 5/25/27 ..............      745,042
          2,618    Trust 2001-29, Class BE, 5/25/28 ...............      214,320
            582  Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
                   Trust 1998-24, Class 24-IB, 5/20/23 ............       33,479
          2,125  Norwest Asset Securities Corp.,
                   Series 1998-5, Class A-5, 3/25/28 ..............      211,163
            932  PNC Mortgage Securities Corp.,
                   Series 1998-8, Class 4-X, 10/25/13 .............      170,692
                 Residential Funding Mortgage
                   Securities, Inc.,
          5,645    Series 1993-S44, Class A-4, 11/25/23 ...........      338,694
         11,024    Series 1998-S19, Class A-8, 8/25/28 ............       20,669
             99  Salomon Brothers Mortgage
                   Securities Inc. VI,
                     Series 1987-3, Class B, 10/23/17 .............       17,289
         23,440  Structured Asset Securities Corp.,
                   Series 1999-ALS1, Class ALS1-3AX,
                     5/25/29 ......................................      161,152
                                                                     -----------
                                                                      10,953,410
                                                                     -----------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED) (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--3.7%
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         $1,341+   Trust 1994-46, Class 46-D, 11/25/23 ............  $ 1,262,699
            272    Trust 1996-54, Class 54-A, 4/25/21 .............      269,358
  AAA       130  PaineWebber Mortgage Acceptance Corp. IV,
                   Series 1993-5, Class A-14, 6/25/08 .............      119,431
  AAA        99  Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class A, 10/23/17 ...............       88,084
                                                                     -----------
                                                                       1,739,572
                                                                     -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--7.5%
  AAA       140  Citicorp Mortgage Securities, Inc.,
                   Series 1998-3, Class A-6, 6.75%, 5/25/28 .......      144,729
  BBB       500  DLJ Mortgage Acceptance Corp.,
                   Series 1997-CF1, Class B-1, 7.91%, 4/15/07 ** ..      518,486
                 Merrill Lynch Mortgage Investors, Inc.,
  AA+       500    Series 1995-C1, Class D, 7.665%, 5/25/15 .......      523,521
  BBB       500    Series 1996-C1, Class D, 7.42%, 4/25/28 ........      527,705
  AAA       750  New York City Mortgage Loan Trust, Multifamily,
                   Series 1996, Class A-2, 6.75%, 6/25/11 ** ......      785,565
  AAA     1,000  Prudential Securities Secured Financing Corp.,
                   Series 1998-C1, Class A1-B, 6.506%, 7/15/08 ....    1,069,860
                                                                     -----------
                                                                       3,569,866
                                                                     -----------
                 ASSET-BACKED SECURITIES--2.9%
  AAA     1,230+ Chase Credit Card Master Trust,
                   Series 1997-5, Class A, 6.194%, 8/15/05 ........    1,276,894
  NR        251  Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1, 7.33%, 3/15/06 @/** ..       30,127
                 Structured Mortgage Asset Residential Trust,
  NR        608    Series 1997-2, 8.24%, 3/15/06 @/@@ .............       45,602
  NR        674    Series 1997-3, 8.57%, 4/15/06 @/@@ .............       50,585
                                                                     -----------
                                                                       1,403,208
                                                                     -----------
                 U.S. GOVERNMENT AND AGENCY
                 SECURITIES--6.8%
           268   Small Business Administration,
                   Series 1998-10, Class 10-A, 6.12%, 2/01/08 .....      273,421
                 U.S. Treasury Notes,
            100    4.25%, 5/31/03 .................................      103,062
          2,200+   5.75%, 11/15/05 ................................    2,393,864
            385+   6.625%, 5/15/07 ................................      439,620
                                                                     -----------
                                                                       3,209,967
                                                                     -----------
                 TAXABLE MUNICIPAL BONDS--7.2%
  AAA       500  Fresno California Pension Obligation,
                   Series 1994, 7.80%, 6/01/14 ....................      598,560
  AAA       500  Kern County California
                   Pension Obligation, 6.98%, 8/15/09 .............      557,410
                 Los Angeles County California Pension Obligation,
  AAA     1,000    Series A, 8.62%, 6/30/06 .......................    1,174,140
  AAA       500    Series D, 6.97%, 6/30/08 .......................      559,575
  AAA       500  Orleans Parish Louisiana
                   School Board,
                   Series A, 6.60%, 2/01/08 .......................      540,845
                                                                     -----------
                                                                       3,430,530
                                                                     -----------
                 CORPORATE BONDS--18.9%
                 FINANCE & BANKING--6.1%
  A+        600  Equitable Life Assured Society,
                   6.95%, 12/01/05 ** .............................      634,311
  A+        500  Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03 ** .............................      523,005
  AA      1,000  Morgan Stanley Group, Inc., 10.00%, 6/15/08 ......    1,178,940
  AAA       500  PaineWebber Group, Inc., 8.875%, 3/15/05 .........      569,320
                                                                     -----------
                                                                       2,905,576
                                                                     -----------
                 INDUSTRIALS--6.4%
 BBB-       100+ American Airlines, Inc.,
                   Secured Equipment Trust,
                   Series 1990-M, 10.44%, 3/04/07 .................      109,086
   A1     1,000  Dow Capital BV, 9.20%, 6/01/10 ...................    1,225,070
   A-       500  Ralcorp Holdings, Inc., 8.75%, 9/15/04 ...........      557,295
   A3       500  Ralston Purina Co., 9.25%, 10/15/09 ..............      612,662
   A-       500  TCI Communications, Inc., 8.25%, 1/15/03 .........      526,710
                                                                     -----------
                                                                       3,030,823
                                                                     -----------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED) (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 UTILITIES--2.3%
  A      $  500  Alltel Corp., 7.50%, 3/01/06 ....................  $   538,700
  Baa1      500  Ohio Edison Co., 8.625%, 9/15/03 ................      541,735
                                                                    -----------
                                                                      1,080,435
                                                                    -----------
                 YANKEE--4.1%
  BBB       500  Empresa Electric Guacolda SA,
                   7.95%, 4/30/03 ** .............................      517,729
  A-        500  Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06 ** ............................      532,385
  Baa2    1,000  Petrozuata Finance Inc.,
                   Series A, 7.63%, 4/01/09 ** ...................      883,820
                                                                    -----------
                                                                      1,933,934
                                                                    -----------
                 Total corporate bonds ...........................    8,950,768
                                                                    -----------
                 Total long-term investments
                   (cost $55,247,790) ............................   59,778,874
                                                                    -----------
           SHORT-TERM INVESTMENTS--2.1%
                 DISCOUNT NOTES
                 Federal Home Loan Bank,
            800    2.43%, 11/01/01 ...............................      800,000
            200    2.46%, 11/01/01 ...............................      200,000
                                                                    -----------
                 Total short-term investments
                   (cost $1,000,000) .............................    1,000,000
                                                                    -----------
                 Total investments--128.0%
                   (cost $56,247,790) ............................   60,778,874
                 Liabilities in excess of other
                   assets--(28.0)% ...............................  (13,312,721)
                                                                    -----------
                 NET ASSETS--100% ................................  $47,466,153
                                                                    ===========

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@  Illiquid securities representing 0.27% of net assets.
@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $110,960.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
                REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $56,247,790) (Note 1) ....................................  $60,778,874
Cash .............................................................      106,336
Interest receivable ..............................................      970,468
Due from broker--variation margin
  (Notes 1 & 3) ..................................................       75,316
Receivable for investments sold ..................................        5,537
Other assets .....................................................        6,769
                                                                    -----------
                                                                     61,943,300
                                                                    -----------
LIABILITIES
Reverse repurchase agreements (Note 4) ...........................   13,372,638
Payable for investments purchased ................................      873,316
Investment advisory fee payable (Note 2) .........................       21,989
Administration fee payable (Note 2) ..............................        5,996
Interest payable .................................................        5,119
Deferred directors fees (Note 1) .................................        4,427
Other accrued expenses ...........................................      193,662
                                                                    -----------
                                                                     14,477,147
                                                                    -----------
NET ASSETS .......................................................  $47,466,153
                                                                    ===========
Net assets were comprised of:
  Common stock, par value (Note 5) ...............................  $    29,571
  Paid-in capital in excess of par ...............................   40,372,832
                                                                    -----------
                                                                     40,402,403

  Undistributed net investment income ............................    3,686,583
  Accumulated net realized loss ..................................   (1,166,485)
  Net unrealized appreciation ....................................    4,543,652
                                                                    -----------
Net assets, October 31, 2001 .....................................  $47,466,153
                                                                    ===========
NET ASSET VALUE PER SHARE:
  ($47,466,153 / 2,957,093 shares of
  common stock issued and outstanding) ...........................       $16.05
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of discount/premium
  accretion/amortization of $3,835,571 and
  interest expense of $893,598) ..................................  $ 4,109,981
                                                                    -----------
Operating expenses
  Investment advisory ............................................      241,016
  Administration .................................................       65,732
  Custodian ......................................................       49,000
  Independent accountants ........................................       41,500
  Reports to shareholders ........................................       35,500
  Legal ..........................................................       23,000
  Directors ......................................................       16,000
  Transfer agent .................................................       13,000
  Miscellaneous ..................................................       22,020
                                                                    -----------
    Total operating expenses .....................................      506,768
                                                                    -----------
Net investment income before excise tax ..........................    3,603,213
  Excise tax .....................................................      136,000
                                                                    -----------
Net investment income ............................................    3,467,213
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ....................................................      225,140
  Futures ........................................................     (235,668)
                                                                    -----------
                                                                        (10,528)
                                                                    -----------

Net change in unrealized appreciation on:
  Investments ....................................................    5,912,034
  Futures ........................................................       50,536
  Interest rate cap ..............................................       17,217
                                                                    -----------
                                                                      5,979,787
                                                                    -----------
Net gain on investments ..........................................    5,969,259
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................  $ 9,436,472
                                                                    ===========

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .....................................................  $ 9,436,472
                                                                    -----------
Decrease in investments ..........................................    3,539,919
Decrease in receivable for securities sold .......................    4,838,213
Decrease in payable for securities purchased .....................   (3,957,934)
Net realized loss ................................................       10,528
Decrease in unrealized depreciation ..............................   (5,979,787)
Decrease in interest rate cap ....................................       44,399
Increase in interest receivable ..................................     (186,958)
Decrease due to broker-variation margin ..........................      (76,191)
Increase in other assets .........................................       (3,048)
Decrease in interest payable .....................................      (76,192)
Increase in other accrued expenses ...............................       59,304
                                                                    -----------
  Total adjustments ..............................................   (1,787,747)
                                                                    -----------
Net cash flows provided by operating activities ..................  $ 7,648,725
                                                                    ===========

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..................  $ 7,648,725
                                                                    -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ......................   (5,477,575)
  Cash dividends paid ............................................   (2,291,507)
                                                                    -----------
Net cash flows used for financing activities .....................   (7,769,082)
                                                                    -----------
  Net decrease in cash ...........................................     (120,357)
  Cash at beginning of year ......................................      226,693
                                                                    -----------
  Cash at end of year ............................................  $   106,336
                                                                    ===========

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                       2001            2000
                                                    -----------     -----------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ........................    $ 3,467,213     $ 2,692,791
  Net realized loss
    on investments .............................        (10,528)       (106,350)
  Net change in unrealized
    appreciation (depreciation) ................      5,979,787        (170,439)
                                                    -----------     -----------
  Net increase
    in net assets resulting
    from operations ............................      9,436,472       2,416,002
  Dividends from
    net investment income ......................     (2,291,507)     (2,439,367)
                                                    -----------     -----------
  Total increase (decrease) ....................      7,144,965         (23,365)

NET ASSETS
Beginning of year ..............................     40,321,188      40,344,553
                                                    -----------     -----------

End of year (including
  undistributed net investment
  income of $3,686,583 and
  $2,362,038, respectively) ....................    $47,466,153     $40,321,188
                                                    ===========     ===========

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED OCTOBER 31,
                                                                       -----------------------------------------------------------
                                                                         2001         2000         1999         1998         1997
                                                                       -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................    $ 13.64      $ 13.64      $ 15.01      $ 14.48      $ 13.46
                                                                       -------      -------      -------      -------      -------
Net investment income (net of interest expense of
  $0.30, $0.36, $0.33, $0.36 and $0.36 respectively) ..............       1.17          .91          .93         1.20         1.10
Net realized and unrealized gain (loss) ...........................       2.01         (.09)       (1.45)         .23          .82
                                                                       -------      -------      -------      -------      -------
Net increase (decrease) from investment operations ................       3.18          .82         (.52)        1.43         1.92
                                                                       -------      -------      -------      -------      -------
Dividends from net investment income ..............................       (.77)        (.82)        (.85)        (.90)        (.90)
                                                                       -------      -------      -------      -------      -------
Net asset value, end of year* .....................................    $ 16.05      $ 13.64      $ 13.64      $ 15.01      $ 14.48
                                                                       =======      =======      =======      =======      =======
Market value, end of year* ........................................    $ 14.39      $ 11.94      $ 11.44      $ 13.25      $ 12.13
                                                                       =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN+ ..........................................      27.66%       12.11%       (7.68)%      17.15%       19.05%
                                                                       =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................................       1.16%        1.31%        1.03%        1.01%        1.02%
Operating expenses and interest expense ...........................       3.20%        4.02%        3.33%        3.44%        3.65%
Operating expenses, interest expense and excise taxes .............       3.52%        4.36%        3.49%        3.51%        3.65%
Net investment income .............................................       7.93%        6.83%        6.58%        8.13%        8.03%

SUPPLEMENTAL DATA:
Average net assets (000) ..........................................    $43,701      $39,425      $41,909      $43,482      $40,416
Portfolio turnover ................................................         19%          36%          25%          25%          36%
Net assets, end of year (000) .....................................    $47,466      $40,321      $40,345      $44,395      $42,810
Reverse repurchase agreements outstanding,
  end of year (000) ...............................................    $13,373      $18,850      $16,304      $19,770      $20,363
Asset coverage++ ..................................................    $ 4,550      $ 3,139      $ 3,475      $ 3,246      $ 3,102

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.
++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentations of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Trust increased undistributed net investment income by $148,839 and decreased accumulated realized loss by $28,918, resulting in a decrease to paid-in capital in excess of par by $177,757 due to certain expenses and wash sales not being deductible for tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 2001 aggregated $11,199,463 and $11,308,849, respectively.

     The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2001, the Trust held 9.5% of its net assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The Federal income tax basis of the Trust's investments at October 31, 2001 was $56,274,771, and accordingly, net unrealized appreciation for Federal income tax purposes was $4,504,103 (gross unrealized appreciation--$6,192,216, gross unrealized depreciation--$1,688,113).

     For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $1,031,000, of which $806,000 expires in 2003 and $225,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     Details of open financial futures contracts at October 31, 2001 are as follows:

                                     VALUE AT      VALUE AT        UNREALIZED
NUMBER OF              EXPIRATION      TRADE      OCTOBER 31,     APPRECIATION
CONTRACTS     TYPE        DATE         DATE          2001        (DEPRECIATION)
---------     ----     ----------    --------     -----------     ------------
  Long
Position:  10-yr U.S.
   82        T-Note     Dec. 2001   $8,814,250     $9,144,281        $ 330,031

  Short
Positions:
   20      Eurodollar   Dec. 2001   (4,743,420)    (4,895,750)        (152,330)
   20      Eurodollar   Mar. 2002   (4,738,920)    (4,894,250)        (155,330)
                                                                     ---------
                                                                     $  22,371
                                                                     =========

     The Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the cap. Transaction fee is amortized through the termination of the agreement. Details of the cap at October 31, 2001 are as follows:

NOTIONAL                                                VALUE AT
AMOUNT   FIXED                 TERMINATION  AMORTIZED  OCTOBER 31,   UNREALIZED
(000)    RATE    FLOATING RATE     DATE       COST         2001     DEPRECIATION
------  -------  -------------  ----------  --------   -----------  ------------
$5,000   6.00%   3 mth. LIBOR     2/19/02     $9,803      $   --      $(9,803)
                                              ======      ======      =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2001 was approximately $18,079,739 at a weighted average interest rate of approximately 4.94%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,194,183 as of May 31, 2001 which was 31% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the year ended October 31, 2001.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at October 31, 2001, the Advisor owned 7,093 shares.

NOTE 6. DIVIDENDS

Subsequent to October 31, 2001, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0625 per share payable November 30, 2001 to shareholders of record on November 15, 2001.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

     We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), including the consolidated portfolio of investments, as of October 31, 2001 and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2001.

     During the fiscal year ended October 31, 2001, the Trust paid dividends of $0.775 per share from net investment income. For Federal income tax purposes, the dividends you received are reportable in your 2001 Federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 2001 annual Federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV which will be mailed to you in January 2002.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or projected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved. DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE- Mortgage instruments with interest rates that BACKED SECURITIES (ARMS): adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE       Mortgage-backed securities which separate mortgage
OBLIGATIONS (CMOS):           pools  into  short-,   medium-,   and  long-  term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE           Mortgage-backed  securities  secured  or backed by
BACKED SECURITIES (CMBS):     mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              Government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING              Mortgage  instruments  with coupons that adjust at
RATE MORTGAGE:                periodic  intervals  according to a formula  which
                              sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as strips.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE            In a reverse repurchase agreement, the Trust sells
AGREEMENTS:                   securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED      Arrangements   in  which  a  pool  of   assets  is
SECURITIES:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

[RECYCLE LOGO] Printed on recycled paper                09247Q-10-6

    ---------
    BLACKROCK
THE ---------
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
================================
CONSOLIDATED
ANNUAL REPORT
OCTOBER 31, 2001


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